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                                                                  EXHIBIT 23(A)


                        CONSENT OF INDEPENDENT ACCOUNTANTS
                        ----------------------------------




We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 6, 1998 appearing on page 18 of Duane Reade Inc.'s Annual Report on Form 10-K for the year ended December 27, 1997.



PRICE WATERHOUSE LLP


New York, New York
May 29, 1998